EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of INVO Bioscience, Inc. (the “Company”) for the period ended September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Steven Shum, Chief and Principal Executive Officer of the Company, and Debra Hoopes, Acting Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

INVO BIOSCIENCE

Date: November 16, 2020	By:	/s/ Steven Shum
Steven Shum
Chief Executive Officer
(Principal Executive Officer)

INVO BIOSCIENCE

Date: November 16, 2020	By:	/s/ Debra Hoopes
Debra Hoopes
Acting Chief Financial Officer
(Principal Financial Officer)